SUPPLEMENT DATED MARCH 20, 2009
TO THE CLASS S PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

Dividends and Distributions

Effective April 21, 2009, the dividends and distribution schedule information for the Money Market Fund will change as follows:

The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. On the 20th day of each month (or the previous business day) the Fund will distribute its accumulated declared dividends. You may ask to have your dividends paid to you in cash. If you do not request cash payment, your dividend will be applied to purchase additional shares of the Fund monthly.